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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 29, 2002


                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  1-10959                   86-0077724
(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)            Identification No.)


          15326 Alton Parkway
          Irvine, California                                     92618
(Address of Principal Executive Offices)                       (Zip Code)

  Registrant's telephone number, including area code:       (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

     On May 29, 2002, the audit committee of the Board of Directors of Standard Pacific Corp. (the "Company"), approved the appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the fiscal year ending December 31, 2002, to replace Arthur Andersen LLP ("Andersen") as the Company's independent auditors effective as of May 29, 2002. This action followed the decision by the Board of Directors of the Company on May 15, 2002, to accept the audit committee's recommendation to change the Company's auditors for the Company's fiscal year ending December 31, 2002, effective upon selection of an alternative accounting firm, and to delegate to the audit committee the responsibility of selecting the Company's auditors for such period from the accounting firms recommended by the audit committee to the Board of Directors.

     Andersen's audit reports on the Company's financial statements for the two most recent fiscal years, which ended December 31, 2000 and 2001, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years, which ended December 31, 2000 and 2001, respectively, and the subsequent interim period through May 29, 2002:

(1) there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports;

(2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred; and

(3) the Company did not consult with Ernst & Young regarding any of the matters or events described in item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing statements. A letter from Andersen, dated June 4, 2002, stating its agreement with such statements is attached hereto as Exhibit 16.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit
Number    Description of Exhibit
------    ----------------------
16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 4, 2002, regarding change in certifying accountant, pursuant to Item 304(a)(3) of Regulation S-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 4, 2002           STANDARD PACIFIC CORP.


                                  By: /s/ CLAY A. HALVORSEN
                                      ------------------------------------------
                                      Clay A. Halvorsen
                                      Senior Vice President, General Counsel and
                                      Secretary



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                                  EXHIBIT INDEX

Exhibit
Number     Description
------     -----------
16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 4, 2002, regarding change in certifying accountant, pursuant to Item 304(a)(3) of Regulation S-K.


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